SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006
(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-9300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Since April 1, 2007, Intellect Neurosciences, Inc. (OTCBB: ILNS.OB) (the “Company”) sold convertible promissory note investment units consisting of convertible promissory notes (the “Notes”), in the aggregate principal amount of $3,860,000, convertible into shares of the common stock, par value $0.001 per share, of the Company (“Common Stock”) and warrants (“Warrants”) for Common Stock. The shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants exceed 5% of the aggregate number of outstanding shares of Common Stock of the Company.

Convertible Promissory Notes. Each Note may be converted into shares of Common Stock equal to the outstanding principal amount and interest that has accrued on such note divided by the conversion price of $1.75. The conversion price and the number of shares issuable on conversion of the Notes is subject to adjustment for subdivision, combination, recapitalization or reclassification, as well as in the event of merger or sale of all or substantially all of our assets, in accordance with the terms of the Note. The Notes benefit from anti-dilution adjustments. If we issue Common Stock, or rights, warrants, notes or other securities convertible into or exchangeable for Common Stock (other than certain types of excluded stock or stock issued for the purposes of adjustment) at a price that is less than the conversion price then in effect for the Notes, the conversion price for the Notes will be reduced to a price equal to the issuance, conversion, exchange or exercise price, as applicable, of any such securities so issued. The Notes bear interest at 10% annually and mature upon the earlier of 12 months from the date of the Note, the closing of an equity financing with a third party or parties with gross proceeds to the Company of at least $5 million or the closing of a licensing transaction with a collaborative partner resulting in an upfront payment to the Company of not less than $4 million.

Convertible Promissory Note Warrants. In connection with the investment units, Intellect issued Warrants for the purchase of shares of Common Stock at an exercise price of $1.75 per share. Each Warrant expires on the fifth anniversary of the date of its issuance. The exercise price and the number of shares issuable on exercise of the Warrants is subject to adjustment for subdivision, combination, recapitalization or reclassification, as well as in the event of merger or sale of all or substantially all of our assets, in accordance with the terms of the Warrant. The Warrants benefit from anti-dilution adjustments. If we issue Common Stock, or rights, warrants, notes or other securities convertible into or exchangeable for Common Stock (other than certain types of excluded stock or stock issued for the purposes of adjustment) at a price that is less than the exercise price then in effect for the Warrants, the exercise price of the Warrants will be lowered (i) until the completion by the Company of its next round of financing, which is expected to exceed $10,000,000, involving the issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, to a price equal to the issuance, conversion, exchange or exercise price, as applicable, of any such securities so issued and (ii) thereafter to a price equal to the sum of (a) the shares of Common Stock outstanding, calculated on a fully diluted basis, prior to such issuance multiplied by the then current exercise price and (b) the consideration received by us on the new issuance, all divided by the total number of shares of Common Stock outstanding, calculated on a fully diluted basis, immediately following such issuance.

The Warrants carry piggyback registration rights whereby holders of Common Stock issued pursuant to (i) the exercise of such holder’s Warrants, (ii) the conversion of such holder’s Notes or (iii) stock splits, stock dividends and similar distributions with respect to such shares, are entitled to compel us to include such Common Stock in each registration statement for our Common Stock that we file, other than registration statements which relate exclusively to an employee stock option, purchase, bonus or other benefit plan.

The following table describes, through the date of the most recent issuance of an investment unit, the date of issuance, principal amount, number of shares of Common Stock issuable upon conversion of the associated Notes, number of shares of Common Stock underlying the associated Warrants, related commissions and identity of the purchaser for each Note and the Warrant related thereto:

Issue Date	Principal Amount	Common Shares Issuable On Conversion of Note	Common Shares Underlying Associated Warrant	Total Underlying Common Stock	Commiss-ion Fee paid for Investment	Purchaser
4/9/2007	$25,000	14,285	14,285	28,570	0	Nat Pinnar
4/16/2007	$100,000	57,142	57,142	114,284	0	Scott Fohman
4/16/2007	$45,000	25,714	25,714	51,428	0	Charles B. Ganz and Elinor C. Ganz Trustees for the Benefit of Arnold M. Ganz Family Residuary Trust
4/18/2007	$50,000	28,571	28,571	57,142	0	Chocolate Chip Investments LP
4/18/2007	$50,000	28,571	28,571	57,142	0	Sugarman Investments L.C.
5/1/2007	$10,000	5,714	5,714	11,428	0	Warren Finkle
5/30/2007	$20,000	11,428	11,428	22,856	0	Myrna Dunayer
5/22/2007	$100,000	57,142	57,142	114,284	$10,000	Fredric Marcus, Esq.
5/24/2007	$25,000	14,285	14,285	28,570	$2,500	Dennis Hewitt
5/24/2007	$250,000	142,857	142,857	285,714	$25,000	George Krauss
5/25/2007	$50,000	28,571	28,571	57,142	$5,000	Richard Etra
5/29/2007	$2,000,000	1,142,857	1,142,857	2,285,714	$200,000	Carl W. Grover
5/29/2007	$100,000	57,142	57,142	114,284	$10,000	John Evasios
5/29/2007	$100,000	57,142	57,142	114,284	$10,000	Harry Marren
5/30/2007	$100,000	57,142	57,142	114,284	$10,000	Heckert Construction Co., Inc.
6/1/2007	$100,000	57,142	57,142	114,284	$10,000	Richard Chipman
6/5/2007	$126,000	72,000	72,000	144,000	0	Truk Opportunity Fund LLC
6/5/2007	$24,000	13,715	13,715	27,430	0	Truk Opportunity Fund LLC
6/7/2007	$100,000	57,142	57,142	114,284	$10,000	Beechwood Ventures LLC
6/7/2007	$100,000	57,142	57,142	114,284	$10,000	Donald McLaughlin
6/8/2007	$75,000	42,857	42,857	85,714	$7,500	Gitel Family LP
6/15/2007	$125,000	71,429	71,429	142,858	$12,500	Gitel Family LP
6/15/2007	$5,000	2,857	2,857	5,714	0	William Butler
6/15/2007	$5,000	2,857	2,857	5,714	0	Ken Landerman LLC
6/26/2007	$50,000	28,571	28,571	57,142	$5,000	George Krauss
6/26/2007	$100,000	57,142	57,142	114,284	$10,000	Randall E. Pond
6/26/2007	$25,000	14,285	14,285	28,570	$2,500	Dennis Hewitt
Total:	$3,860,000	2,205,702	2,205,702	4,411,404	$340,000

The Notes and Warrants were not publicly offered. The Notes and Warrants were sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 promulgated thereunder.

The above description of the Notes and the Warrants is qualified in its entirety by reference to the text of the form of the Notes and the Warrants, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and which are incorporated herein in their entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit	Description

4.1	Form of Convertible Promissory Note
4.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 3, 2007	INTELLECT NEUROSCIENCES, INC.

	By:	/s/ Elliot Maza
Name: Elliot Maza
Title: President and CFO